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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation into IXC Communications, Inc.'s previously filed registration statements on Form S-3 (File No. 333-33421), Form S-8 (File No. 333-49817), Form S-8 (File No.
333-18467) and Form S-8 (File No. 333-11409), of our report dated May 10, 1996 included in this Form 8-K and our report dated May 10, 1996 incorporated by reference in this Form 8-K.

/s/  YOUNT, HYDE & BARBOUR, P.C.

Culpeper, Virginia
April 23, 1998